Exhibit 10.2

TERM NOTE

$18,609,500.00	Richmond, Virginia
June 13, 2022

FOR VALUE RECEIVED, the undersigned MDR GREENBRIER, LLC, a Delaware limited liability company, MDR LANCER, LLC, a Delaware limited liability company, and MDR SALISBURY, LLC, a Delaware limited liability company (jointly and severally, whether one or more in number, in any combination, "Borrower"), promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at 1021 East Cary Street, Richmond, VA 23219 or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of EIGHTEEN MILLION SIX HUNDRED NINE THOUSAND FIVE HUNDRED AND NO/100 DOLLARS ($18,609,500.00), or so much thereof as may be advanced and be outstanding pursuant to the terms of the Credit Agreement, as defined herein, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

INTEREST:

(a)            Interest. The outstanding principal balance of this Note shall bear interest at four and one half percent (4.50%) per annum (computed on the basis of a 360-day year, actual days elapsed).

(b)            Default Interest. The Bank shall have the option in its sole and absolute discretion to have the outstanding principal balance of this Note bear interest at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note (i) from and after the maturity date of this Note; (ii) from and after the date prior to the maturity date of this Note when all principal owing hereunder becomes due and payable by acceleration or otherwise; and/or (iii) upon the occurrence and during the continuance of any Event of Default.

REPAYMENT:

(a)            Repayment. Principal and interest shall be payable in installments of $103,437.64 each, on the first day of each month commencing July 1, 2022, with a final installment consisting of all remaining unpaid principal and accrued interest due and payable in full on June 1, 2027. If interest due on the outstanding principal balance of this Note at any time exceeds the amount of the scheduled installment of principal and interest then due from Borrower, the full amount of such excess interest shall be added to the amount of said scheduled installment and shall be due and payable in full on the date such installment is due.

(b)            Application of Payments. Each payment made on this Note shall be credited first, to any interest then due and second, to the outstanding principal balance hereof.

PREPAYMENT:

(a)            Prepayment. Borrower may prepay principal on this Note at any time in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance hereof, or if any permitted prepayment amount under the Loan Documents (such as in the event of a casualty, condemnation or other mandatory prepayment) is less than One Hundred Thousand Dollars ($100,000.00), the actual amount of such prepayment shall be permitted. In consideration of Bank providing this prepayment option to Borrower, or if this Note shall become due and payable at any time prior to the maturity date hereof by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which said maturity date occurs, calculated as follows for each such month:

(i)	Determine the amount of interest which would have accrued on the amount prepaid had it remained outstanding until the scheduled maturity date hereof, using the Treasury Rate that was used as the basis for the interest rate of this Note.

(ii)	Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term until the maturity date hereof at the Treasury Rate in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

(iii)	If the result obtained in (ii) for any month is greater than zero, discount that difference by the Treasury Rate used in (ii) above.

Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at the rate per annum set forth in this Note.

The "Treasury Rate" means the yield to maturity at the asked price of the applicable obligation of the United States Treasury, with the applicable obligation determined by Bank to be the Treasury obligation that will mature on the maturity date of this Note (or the next day thereafter for which an asked price is readily quoted in the public securities market), with the understanding that such rate serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate; provided, however, that if the Treasury Rate determined as provided above would be less than zero percent (0.0%), then the Treasury Rate shall be deemed to be zero percent (0.0%).

(b)            Application of Prepayments. If principal under this Note is payable in more than one installment, then any prepayments of principal shall be applied to the most remote principal installment or installments then unpaid.

EVENTS OF DEFAULT:

This Note is made pursuant to and is subject to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated of even date herewith, as amended from time to time (the "Credit Agreement"). Any default in the payment or performance of any obligation under this Note, or any defined event of default under the Credit Agreement, shall constitute an "Event of Default" under this Note.

MISCELLANEOUS:

(a)            Remedies. Upon the occurrence of any Event of Default, the holder of this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees, expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note whether or not suit is brought, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to Borrower.

(b)            Collateral Exclusion. No lien or security interest created by or arising under any deed of trust, mortgage, security deed, or similar real estate collateral agreement (“Lien Document”) shall secure the Note Obligations unless such Lien Document specifically describes the promissory note(s), instrument(s) or agreement(s) evidencing Note Obligations as a part of the indebtedness secured thereby. This exclusion shall apply notwithstanding (i) the fact that such Lien Document may appear to secure the Note Obligations by virtue of a cross-collateralization provision or other provisions expanding the scope of the secured obligations, and (ii) whether such Lien Document was entered into prior to, concurrently with, or after the date hereof. As used herein, “Note Obligations” means any obligations under this Note, as amended, extended, renewed, refinanced, supplemented or otherwise modified from time to time, or under any other evidence of indebtedness that has been modified, renewed or extended in whole or in part by this Note, as amended, extended, renewed, refinanced, supplemented or otherwise modified from time to time.

(c)            Governing Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, but giving effect to federal laws applicable to national banks, without reference to the conflicts of law or choice of law principles thereof.

(d)            Effective Date. The effective date of this Note shall be the date that Bank has accepted this Note and all conditions to the effectiveness of the Credit Agreement have been fulfilled to Bank’s satisfaction.  Notwithstanding the occurrence of the effective date of this Note, Bank shall not be obligated to extend credit under this Note until all conditions to each extension of credit set forth in the Credit Agreement have been fulfilled to Bank's satisfaction.

(e)            Business Purpose. Borrower represents and warrants that all loans evidenced by this Note are for a business, commercial, investment, or other similar purpose and not primarily for a personal, family or household use.

[SIGNATURE PAGES FOLLOW]

TERM NOTE

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

BORROWER:

MDR GREENBRIER, LLC, a
Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a
Delaware limited partnership
	Its:	Sole Member

	By:	Medalist Diversified REIT, Inc., a
Maryland corporation
	Its:	General Partner

	By:	/s/ William R. Elliott (SEAL)
William R. Elliott
President

TERM NOTE

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

BORROWER:

MDR LANCER, LLC, a
Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a
Delaware limited partnership
	Its:	Sole Member

	By:	Medalist Diversified REIT, Inc., a
Maryland corporation
	Its:	General Partner

	By:	/s/ William R. Elliott (SEAL)
William R. Elliott
President

TERM NOTE

[SIGNATURE PAGE]

IN WITNESS WHEREOF, the undersigned have executed this Note as of the date first written above.

BORROWER:

MDR SALISBURY, LLC, a
Delaware limited liability company

By:	Medalist Diversified Holdings, L.P., a
Delaware limited partnership
	Its:	Sole Member

	By:	Medalist Diversified REIT, Inc., a
Maryland corporation
	Its:	General Partner

	By:	/s/ William R. Elliott (SEAL)
William R. Elliott
President